EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Diedrich Coffee, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•                  the Quarterly Report of the Company on Form 10-Q for the period ended March 12, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 25, 2003

/s/ Matthew C. McGuinness
Matthew C. McGuinness
Executive Vice President and
Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

Note:  A signed original of this written statement required by Section 906 has been provided to Diedrich Coffee, Inc., and will be retained by Diedrich Coffee, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.